Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Listing of bank account numbers and balances		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	September 4, 2009 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	September 4, 2009 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

		BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
		GEN OPER.	STORE WORKING FUNDS	UTILITY DEP	SALES TAX	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH		13,749	4	280	3,189	24	17,245	(6,242)	(68,811)

RECEIPTS
CASH SALES		-					-	-	83,387
CREDIT CARD RECEIVABLES		-					-	-	20,495
LOANS AND ADVANCES		-					-	-	-
SALE OF ASSETS	[3]	3,086					3,086	11,500	114,382
OTHER RECEIPTS	[4]	3,641					3,641	10,410	64,306
TRANSFERS (FROM DIP ACCTS)		(2,448)	(4)		2,475	(23)	-	-	-

TOTAL RECEIPTS		$ 4,279	$ (4)	$ -	$ 2,475	$ (23)	$ 6,727	$ 21,910	$282,571

DISBURSEMENTS
ADVERTISING		-					-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)		-					-	-	53,228
RENT		432					432	-	13,437
PAYROLL, PAYROLL TAXES, AND BENEFITS		3,174					3,174	5,241	47,247
UTILITIES		593					593	208	4,165
INSURANCE		31					31	36	734
SALES AND OTHER TAXES		122			1		123	1,000	26,837
GENERAL OPERATING		370					370	385	7,954
FINLAY LICENSE		598					598	-	11,806
FINANCING EXPENSES		-					-	-	3,524
PROFESSIONAL FEES		-					-	-	8,617
OTHER		48					48	5,229	7,636
TOTAL DISBURSEMENTS		$ 5,368	$ -	$ -	$ 1	$ -	$ 5,369	$ 12,099	$188,408

DRAW ON LC		-					-	-	4,648
ADJUSTMENTS		619					619	-	(1,482)
NET CASH FLOW		$ (470)	$ (4)	$ -	$ 2,474	$ (23)	$ 1,977	$ 9,810	$ 88,033
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH		$ 13,279	$ -	$ 280	$ 5,663	$ 1	$ 19,222	$ 3,568	$ 19,222

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of August 1, 2009 was $0.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period July 7, 2009 - August 3, 2009. The projection does not include activity in the other general operating, Alaska, and sales tax accounts.

[3] Consists of additional proceeds from the sale of the original and augment merchandise.

[4] Primarily includes reimbursements from liquidation joint venture group and Finlay sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

(Actual $)
				AMOUNT PAID		TOTAL PAID TO DATE
	PERIOD	DATE OF COURT ORDER	AMOUNT					AMOUNT	TOTAL INCURRED
PAYEE	COVERED	AUTHORIZING PAYMENT	APPROVED	FEES	EXPENSES	FEES	EXPENSES	ACCRUED [1]	AND UNPAID
O'Melveny & Meyers	7/5/09 to 8/1/09	7/21/2009	314,522	314,522		1,572,609	37,073	3,675,000	2,065,318
FTI Consulting	7/5/09 to 8/1/09	6/30/2009, 7/21/2009	1,618,648	1,528,980	89,668	1,528,980	89,668	3,305,000	1,686,352
Richards, Layton & Finger	7/5/09 to 8/1/09	7/21/2009	30,957	30,957		214,414	23,866	320,000	81,720
Kurtzman Carson Consultants	7/5/09 to 8/1/09	n/a	n/a	199,393		577,216	-	657,000	79,784
Cooley Godward Kronish	7/5/09 to 8/1/09	7/21/2009, 7/21/2009	89,729	83,483	6,246	314,607	10,530	880,000	554,863
Loughlin Meghji & Company	7/5/09 to 8/1/09	7/21/2009	33,221	33,221		165,205	365	560,000	394,430
Benesch	7/5/09 to 8/1/09	7/21/2009	40,364	40,364		40,364	-	90,000	49,636
GE Capital Third Party Legal [1]	7/5/09 to 8/1/09	n/a	n/a	142,555	1,063	362,888	1,063	500,000	136,049
Financial Dynamics	7/5/09 to 8/1/09	n/a	n/a			29,377	-	25,000	(4,377)
Other	7/5/09 to 8/1/09	n/a	n/a	15,601		40,601	-	760,000	719,399

TOTAL PAYMENTS TO PROFESSIONALS			$ 2,127,441	$ 2,389,076	$ 96,977	$ 4,846,261	$ 162,565	$ 10,772,000	$ 5,763,174

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement performed prepetition.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	478	93,101
Net Leased Department Revenue	13	1,791
Net Credit Revenue	(45)	1,679
Total Revenues	446	96,571
COST OF GOODS SOLD
Cost of Goods Sold	(71)	73,936
Gross Profit	517	22,635
OPERATING EXPENSES
Advertising	1	2,153
Bad Debts	-	55
Contributions	-	9
Employee Benefits Programs	(770)	2,169
Insider Compensation	37	832
Insurance	149	967
Repairs and Maintenance	84	1,018
Rent and Lease Expense	2,144	3,891
Salaries/Commissions/Fees	859	20,390
Supplies	2	1,916
Taxes	224	2,815
Travel and Entertainment	6	132
Utilities	350	1,238
Other (attach schedule)	27,973	91,800
Total Operating Expenses Before Depreciation	31,059	129,385
Depreciation/Depletion/Amortization	39	5,129
Net Profit (Loss) Before Other Income & Expenses	(30,581)	(111,879)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(343)	(2,408)
Interest Expense	12	1,595
Net Profit (Loss) Before Reorganization Items	(30,250)	(111,066)
REORGANIZATION ITEMS
Professional Fees	885	10,800
U. S. Trustee Quarterly Fees	10	70
Other Reorganization Expenses (attach schedule)	-	2,809
Total Reorganization Expenses	895	13,679
Income Taxes	-	76
Net Profit (Loss)	$ (31,145)	$ (124,821)

Notes:

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	195	5,454
Unclassified	15	(1,103)
Communications	75	556
Postage	10	234
Professional Fees	(147)	(55)
Costs capitalized under Uniform Capitalization Rules [1]	-	(1,099)
Loss on Assets [2]	27,818	87,788
Store Closure Costs	7	25

Total Other Operational Expenses	27,973	91,800
Other Income
Rental income	(6)	(70)
Miscellaneous income	(337)	(2,338)

Total Other Income	(343)	(2,408)
Other Reorganization Expenses
Amortization of DIP loan fees	-	2,809
		-
Total Other Reorganization Expenses	-	2,809

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to better match these costs with the related sales.

[2] Loss on assets includes a loss of $55K related to deminimus asset sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	$ 13,279	$ 7,408
Restricted Cash and Cash Equivalents [1]	9,947	-
Credit Card Receivables	101	-
Accounts Receivable (Net)	6,458	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	1,426	3,849
Professional Retainers	384	493
Other Current Assets (attach schedule)	6,714	8,216
TOTAL CURRENT ASSETS	$ 38,309	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	16,006	60,652
Machinery and Equipment	-	61,313
Furniture, Fixtures and Office Equipment	6	89,942
Leasehold Improvements	4,236	65,463
Vehicles	31	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(7,233)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 13,046	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	5,455	5,166
TOTAL OTHER ASSETS	$ 5,455	$ 5,166

TOTAL ASSETS	$ 56,810	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	2,006
Taxes Payable (refer to FORM MOR-4)	6,563
Wages Payable	292
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	5,773
Amounts Due to Insiders	18
Other Postpetition Liabilities (attach schedule)	19,148
TOTAL POSTPETITION LIABILITIES	$ 35,089	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	990	76,069
Priority Debt	37	37
Unsecured Debt	54,693	54,533
Other Pre-petition Liabilities (attach schedule)	2,176	64,099
TOTAL PRE-PETITION LIABILITIES	$ 57,896	$ 194,738

TOTAL LIABILITIES	$ 92,985	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(124,819)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	(36,175)	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 56,810	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurances and tax payments.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	462	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	-	122
Prepaid rent	75	-
Prepaid expenses	427	1,094
Prepaid property taxes	-	358

Total Prepaid Expenses	1,426	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	-	4
Other receivables	596	373
Salary support receivable	-	184
Other	-	3

Total Other Current Assets	6,714	8,216
Other Assets
Intangibles - lease rights	-	813
Investment in partnership	1,748	1,810
Credit card and other deposits	3,707	-
Straightline lease	-	2,543
Prepaid rent	-

Total Other Assets	5,455	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	-
Cash management liability (bank overdraft)	528
Gift and merchandise cards	3,595
Vacation payable	65
Payroll deductions payable	251
Sales return reserve	-		[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	331	-	[1]
Deferred revenue	3,082	-
Deferred rent	-
Intangibles - lease rights	-
Fin 48 liability	1,008
Deferred taxes	3,512
Capital leases	658
Total Other Postpetition Liabilities	19,148

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	1,677	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	286	520
Pension liability	97	97
Other accruals prepetition	116	599
Store party fund	-	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	2,176	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

(Actual $)
	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	113,751	228,348	(189,724)	152,375
FICA	258,650	252,326	(410,827)	100,148
Unemployment	76,633	1,193	(74,261)	3,566
Total Federal Taxes	$ 449,034	$ 481,867	$ (674,812)	$ 256,089
State and Local
Withholding	57,559	82,966	(91,686)	48,840
Sales & Excise [1]	5,047,625	622,992	(4,128)	5,666,489
Unemployment	262,290	5,499	(254,293)	13,496
Real Property	328,950	121,493	-	450,443
Personal Property [2]	50,712	77,179	-	127,891
Workers Compensation	9,158	12,788	(21,943)	2
Other: Local	1,634	34	(1,633)	34
Total State and Local	5,757,928	922,950	(373,683)	6,307,195
Total Taxes	$ 6,206,962	$ 1,404,817	$ (1,048,495)	$ 6,563,285

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: July 5, 2009 - August 1, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	X
this reporting period? If yes, provide an explanation below.[1]
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

[1]   Final merchandise inventory proceeds were received in this period, as well as proceeds from deminimis asset sales.